                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 1997




                           HMT TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



      Delaware                   0-27586                 94-3084354
(State of jurisdiction)   (Commission File No.)         (IRS Employer
                                                             Identification No.)



                                1055 Page Avenue
                                Fremont, CA 94538
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (510) 490-3100










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Item 5.  Other Events



         On January 21, 1997, HMT Technology Corporation (the "Company") sold by a private placement $200,000,000 aggregate principal amount of its 5-3/4% Convertible Subordinated Notes due 2004 (the "Notes"). On January 27, 1997, the Company completed a private placement of an additional $30,000,000 aggregate principal amount of Notes. The Notes have an interest rate of 5-3/4%, are convertible into shares of common stock of the Company at a conversion price of $23.75 per share, subject to adjustment in certain events, and have a seven-year term. The Notes are redeemable, in whole or in part, at the option of the company, at any time on and after January 20, 2000.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits




(c)      Exhibits.

Exhibit
Number                     Description
---------                  --------------

 4.5          Form of Restricted Global Convertible Subordinated Note due 2004

 4.6          Form of Unrestricted Global Convertible Subordinated Note due 2004

 4.7          Form of Certificated Convertible Subordinated Note due 2004

 4.8 Indenture, dated as of January 15, 1997, between HMT Technology Corporation (the "Company") and State Street Bank and Trust Company of California, N.A., as Trustee.

 4.9 Registration Agreement, dated as of January 15, 1997, among the Company, Salomon Brothers Inc, Alex. Brown & Sons Incorporated, Hambrecht & Quist LLC and Robertson, Stephens & Company LLC (collectively, the "Initial Purchasers").

 4.10 Purchase Agreement, dated January 15, 1997, between the Company and the Initial Purchasers.

 4.11 Amended and Restated Revolving Credit Agreement, dated as of August 28, 1996.

 4.12 First Amendment to Amended and Restated Revolving Credit Agreement, dated January 14, 1997.

 99.1 Press Release, titled "HMT Technology Corporation Announces Completion of Private Placement of Convertible Subordinated Notes," dated January 22, 1997.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HMT Technology Corporation



Dated:  February 6, 1997                      By: /s/ Peter S. Norris
                                                  --------------------
                                                        Peter S. Norris
                                                        Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
Number                     Description
---------                  --------------

 4.5          Form of Restricted Global Convertible Subordinated Note due 2004

 4.6          Form of Unrestricted Global Convertible Subordinated Note due 2004

 4.7          Form of Certificated Convertible Subordinated Note due 2004

 4.8 Indenture, dated as of January 15, 1997, between HMT Technology Corporation (the "Company") and State Street Bank and Trust Company of California, N.A., as Trustee.

 4.9 Registration Agreement, dated as of January 15, 1997, among the Company, Salomon Brothers Inc, Alex. Brown & Sons Incorporated, Hambrecht & Quist LLC and Robertson, Stephens & Company LLC (collectively, the "Initial Purchasers").

 4.10 Purchase Agreement, dated January 15, 1997, between the Company and the Initial Purchasers.

 4.11 Amended and Restated Revolving Credit Agreement, dated as of August 28, 1996.

 4.12 First Amendment to Amended and Restated Revolving Credit Agreement, dated January 14, 1997.

 99.1 Press Release, titled "HMT Technology Corporation Announces Completion of Private Placement of Convertible Subordinated Notes," dated January 22, 1997.




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